Exhibit 99.1
HOMELAND ENERGY SOLUTIONS PLANT NEWS & ETHANOL UPDATE DDGS quality must be a top priority Toxins threaten marketability of DDGS Open house hosts 1200+

Page 2 Homeland Energy Solutions December 2009 A stellar third quarter for 2009 Tax estimates assist members in planning

December 2009 Homeland Energy Solutions Page 3 Toxins generate corn quality concerns ... continued from Page 1 ’09 crop expected to exceed ’08

Page 4 Homeland Energy Solutions December 2009 CEO’s comments Plant starts off on positive note www.homelandenergysolutions.com info@homelandenergysolutions.com